Exhibit 99.2

KEY FINANCIAL UPDATE

Exchange of Enable Units into Energy Transfer Units

CenterPoint Energy

Strategic Rationale

- Accelerates path towards a **fully regulated business** model
- **Maintains** guidance basis utility EPS **growth target of 6% - 8%**
- Preserves capacity to **grow rate base at** rate of **10%**
- Improves business risk profile: **credit accretive** [(2)]
- Provides **enhanced liquidity** to exit from midstream investments
- Creates **autonomy** in executing midstream exit strategy
- **Reduces risk related to** future **midstream distribution** yield as we exit midstream
- **Delivers on our promises** made on Investor Day

Transaction Supports CenterPoint Energy's Ability to Maintain Financial Performance



Guidance Basis Utility EPS Growth
6% - 8 %
5% - 7%
CenterPoint Energy
Industry Avg
Utility Rate Base CAGR (1)
10.0 %
7.5%
CenterPoint Energy
Industry Avg
O&M Management
Down 1%- 2%
Flat or +1%
CenterPoint Energy
Industry Avg

Affirming 2021 Guidance Basis Utility EPS of:

$1.23 - $1.25

CenterPoint Energy's Continued Evolution Towards 100% Regulated Utility Earnings



2020
~84% Utility (3)
2022E onwards
94% - 100% Utility (3)

Note: Refer to slide 3 for information on forward-looking statements and information on non-GAAP measures.

(1) Refer to rate base compound annual growth rate from 2020 to 2025E

(2) Subject to decisions from credit rating agencies

(3) Calculated as the relative earnings contribution to Utility Operations and Midstream Investments, excluding earnings from discontinued operations (Energy Services and Infrastructure Services) divested in 2020

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TRANSACTION SUMMARY

Summary Term Sheet

CenterPoint Energy

Topic	Description
Exchange ratio	▪ Fixed exchange ratio of 0.8595x, based on the 10-day volume weighted average trading price ("VWAP") [(1)] ▪ Pro forma CenterPoint Energy's ownership of ET shares: 6.5% (~12% for ENBL unitholders) [(2)]
GP interest	▪ $5 million for CNP's GP interests in Enable
ENBL Series A Preferred	▪ CNP to exchange its $363 million holding of ENBL Series A Non-cumulative Preferred into ET Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred units at a premium value of ~$385 million
Registration Rights	▪ CNP and OGE to enter into customary registration rights to facilitate exit from ET common units
Required approvals	▪ Proposal subject to expiration of Hart-Scott-Rodino waiting period ▪ No state or FERC regulatory approvals expected ▪ Transaction does not require a vote of ET limited partners
Transaction Cost	▪ Expected total cost of ~$45 million, inclusive of the $30 million payment below - Upon the consummation of the transaction, the partnership agreements between CNP and OGE will terminate and CNP will pay $30 million to OGE
Expected Timeline	▪ Expected transaction close in the second half of 2021, subject to consent solicitation process and Hart-Scott-Rodino Antitrust Act

Note: Refer to slide 3 for information on forward-looking statements and information on non-GAAP measures. ENBL – Enable Midstream Partners; ET – Energy Transfer

(1) Calculated based on the 10-day VWAP as of 2/12/2021

(2) Based on an exchange ratio of 0.8595x. Assumes Enable common unit count of 435.5M as of 10/16/20 and 1.8M of Enable dilutive phantom units as of 09/30/20. Assumes ET common unit count of 2,697.7M as of 10/30/20 and 19.3M of ET dilutive securities as of 12/31/19; Assumes CNP's 53.7% ownership of Enable common units

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LEGAL DISCLAIMER Use of Non-GAAP Measures As included in this presentation, guidance basis utility earnings per share (“Utility EPS”) is not a generally accepted accounting principles (“GAAP”) financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Utility EPS includes net income from the Company’s Houston Electric, Indiana Electric and Natural Gas Distribution business segments, as well as after-tax Corporate and Other operating income. The Utility EPS guidance range reflects dilution and earnings as if the Company’s Series B preferred stock converted on their mandatory conversion date. Utility EPS guidance range considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, regulatory and judicial proceedings. In addition, the Utility EPS guidance range assumes a continued re-opening of the economy in CenterPoint Energy’s service territories throughout 2021. To the extent actual results deviate from these assumptions, the Utility EPS guidance range may not be met and our projected annual Utility EPS growth rate range may change. Utility EPS includes an allocation of corporate overhead based upon our Utility segments relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements and other items directly attributable to the parent along with the associated income taxes, and considers certain significant variables that may impact earnings. Utility EPS excludes (a) earnings or losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) certain expenses associated with merger integration, and (c) Midstream Investments, including associated income from the Enable preferred units and a corresponding amount of debt in addition to an associated allocation of corporate overhead based on relative earnings contribution. Utility EPS guidance also does not include other potential impacts, such as changes in accounting standards, impairments or unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking Utility EPS because changes in the value of ZENS and related securities, future impairments and other unusual items are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. Management evaluates CenterPoint Energy’s financial performance in part based on Utility EPS. Management believes that presenting this non-GAAP financial measure enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in this non-GAAP financial measure exclude items that Management believes does not most accurately reflect the Company’s fundamental business performance. CenterPoint Energy’s Utility EPS non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, or superior to, diluted earnings per share, which is the most directly comparable GAAP financial measure. This non-GAAP financial measure also may be different than non-GAAP financial measures used by other companies Forward-Looking Statements The statements in this presentation contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the consideration CenterPoint Energy expects to receive for its interests in Enable Midstream Partners, LP and Enable GP, LLC, transaction related expenses, expectations on reducing and minimizing CenterPoint’s exposure to the midstream industry, focus on growth of its utility businesses, long-term growth strategy and investment plan, CenterPoint Energy’s guidance basis utility earnings per share guidance and guidance basis utility earnings per share growth target, rate base growth rate, the credit accretive nature of the transaction, relative utility earnings contribution, the liquidity and risks of Energy Transfer LP common units and preferred units, and the anticipated closing date of the merger between Enable and Energy Transfer. Each forward-looking statement contained in this presentation speaks only as of the date of this presentation. Each forward-looking statement contained in this presentation speaks only as of the date of this presentation. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the benefits of the proposed transaction, (2) the timing of the expiration or termination of the Hart-Scott-Rodino waiting period and the receipt of any consents, waivers or approvals required to be obtained pursuant to applicable antitrust laws, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (4) the risk that a condition to the closing of the proposed transactions may not be satisfied, (5) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (6) the timing to consummate the proposed transactions, (7) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (8) the diversion of management time and attention on the proposed transactions and (8) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission (SEC). 3

ADDITIONAL INFORMATION Important Information for Investors and Unitholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger between Enable Midstream Partners, LP (“Enable”) and a subsidiary of Energy Transfer LP (“Energy Transfer”), Energy Transfer will file with the SEC a registration statement on Form S-4, which will include a prospectus of Energy Transfer and a consent solicitation statement of Enable. Energy Transfer and Enable will also file other documents with the SEC regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive consent solicitation statement/prospectus will be mailed to the unitholders of Enable. INVESTORS AND UNITHOLDERS OF ENABLE ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and unitholders will be able to obtain free copies of the consent solicitation statement/prospectus and other documents containing important information about Energy Transfer and Enable once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Energy Transfer and Enable will be available free of charge on their respective internet websites at https://www.energytransfer.com/ and https://www.enablemidstream.com/ or by contacting their respective Investor Relations departments at 214-981-0795 (for Energy Transfer) or 405-558-4600 (for Enable). Participants in the Solicitation CenterPoint Energy, Energy Transfer, Enable and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Enable in connection with the proposed merger. Information about (i) the directors and executive officers of CenterPoint Energy is set forth in CenterPoint Energy’s Definitive Proxy Statement on Schedule 14A which was filed with the SEC on March 13, 2020 and CenterPoint Energy’s Annual Report on Form 10-K which was filed with the Commission on February 27, 2020, respectively, (ii) the directors and executive officers of Energy Transfer is set forth in Energy Transfer’s Annual Report on Form 10-K which was filed with the SEC on February 21, 2020 and (iii) the directors and executive officers of Enable is set forth in Enable’s Annual Report on Form 10-K which was filed with the SEC on February 19, 2020, in each case, as may be updated from time to time by Current Reports on Form 8-K, statements of changes in beneficial ownership and other filings with the SEC. Other information regarding certain participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above. 4